Exhibit 99.1

1 Investor Presentation Fourth Quarter 2010

2 Safe Harbor Statement Discussions and statements in this presentation that are not statements of historical fact (including without limitation statements that include terms such as "will," "may," "should," "believe," "expect," "anticipate," "estimate," "project", "intend," and "plan") and statements regarding Citizens' future financial and operating results, plans, objectives, expectations and intentions, are forward- looking statements that involve risks and uncertainties, many of which are beyond Citizens' control or are subject to change. No forward -looking statement is a guarantee of future performance and actual results could differ materially. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in Citizens' filings with the Securities and Exchange Commission. Other factors not currently anticipated may also materially and adversely affect Citizens' results of operations, cash flows, financial position and prospects. There can be no assurance that future results will meet expectations. While Citizens believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. Citizens does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

3 Who We Are 52nd largest bank holding company in the U.S. ranked by assets $10.0 billion assets and $7.7 billion deposits Presence in 3 Upper Midwest states with 218 branches and 252 ATMs Increased market share in 60% of our counties since 2008 Number of new clients grew 9% in 2010 Preferred SBA Lender Company Overview Company Overview 218 Branches / 252 ATMs

4 Who We Are Total Revenue by Region Core Banking 89% of bank's clients $207,000 average commercial loan relationship 83% of business clients are deposit only 82% of bank's revenue Specialty Banking 11% of bank's clients $3.8 million average loan relationship Includes ABL, CRE, Commercial loans > $3 million, Healthcare 13% of bank's revenue Wealth Management Over $2 billion in assets under administration Primarily personal trust 5% of bank's revenue

5 Michigan Economy Source: U.S. Bureau of Labor Statistics Continued Stabilization and Diversification Michigan Nonfarm Employment (seasonally adjusted) Michigan Employment by Industry December 2010 December 2010 December 2000 December 2000 $ 000s % $ 000s % Trade, Transportation, and Utilities 657.0 17.0% 836.8 17.7% Government 638.6 16.6% 705.7 14.9% Health Care 543.5 14.1% 453.4 9.6% Professional Services 518.3 13.4% 634.6 13.4% Leisure and Hospitality 360.7 9.4% 390.7 8.3% Other Manufacturing 340.8 8.8% 566.5 12.0% Motor Vehicle 189.4 4.9% 408.0 8.6% Financial Activities 182.8 4.7% 209.6 4.4% Other Services 164.6 4.3% 175.9 3.7% Construction 114.9 3.0% 203.2 4.3% Education Services 87.6 2.3% 55.9 1.2% Information 50.2 1.3% 73.3 1.6% Mining and Logging 7.5 0.2% 9.6 0.2% Total Nonfarm 3,855.9 4,723.2 Total Manufacturing 530.2 13.8% 974.5 20.6%

6 Successful Execution of Plan Focus on pre-tax pre-provision profit has strengthened franchise value in millions Pre-Tax Pre-Provision Profit (1) (1) Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit), provision for loan losses, securities (gains)/losses, and any impairment charges (including goodwill, credit writedowns and fair-value adjustments) caused by this economic cycle.

7 Successful Execution of Plan Expense reduction achieved post-acquisition has been maintained (1) Non-GAAP Measure excludes goodwill impairment, FDIC special assessment and fair value adjustments on ORE Operating Non-Interest Expense (1) in millions

8 Successful Execution of Plan 2Q 08 Suspended $88 mm common dividend 2Q 08 Issued $200 mm common capital 4Q 08 Issued $300 mm TARP CPP 3Q 09 Issued $200 mm common capital through subdebt and TRUPs exchange Proactive measures taken to preserve and enhance capital 1Q10 Deferred $20 mm TRUP and TARP dividends 2Q10 Sold Iowa franchise for $50 mm Focused balance sheet mgt. - RWA decreased $3.8 billion since 12-13-07

9 Successful Execution of Plan Aggressively pursued liquidity strengthening strategy beginning in 2007 $4.9 billion core deposit funding (55% of total funding and 63% of total deposits) Highly liquid money market investments totaled $409 million at 12/31/10 Significant untapped secured borrowing capacity Minimal reliance on short-term funding High deposit market share in core markets Loan to deposit ratio of 80% down from high of 120% Stable funding sources and significant available liquidity to support lending initiatives with recovery of loan demand (1) Excludes all time deposits

10 Successful Execution of Plan Aggressively attacking credit issues Watch List Loans Non-Performing Assets Built Reserves Maintained Strong Reserve Balance in millions

Successful Execution of Plan 11 Built Strong Reserve Levels

12 Successful Execution of Plan Senior leaders in key roles Name Title Held Position Since Cathy Nash Chief Executive Officer Feb. 09 Lisa McNeely Chief Financial Officer Aug. 10 Mark Widawski Chief Credit Officer Feb. 09 Brian Boike Treasurer Oct. 09 Judi Klawinski Director of Core Banking Oct. 09 Ray Green Director of Specialty Banking May 10 Joe Czopek Controller Oct. 09 Pete Ronan Director of Wealth Management Oct. 08

13 4Q 10 Highlights Pre-tax, pre-provision profits remained solid at $32 million Expense management continues to help offset elevated credit costs Capital ratios remained strong Successful execution of plan to accelerate problem asset resolution Non-performing assets were down $157 million, or 35% from last quarter; Down 52% from last year Delinquencies decreased $33 million from last quarter and are at their lowest level since December 2006 Watch list is down 25% compared to last year Substantially complete plan in 1Q11 Expect to be profitable by 3rd quarter 2011

14 Proactive Credit Management 30-89 Day Past Due Portfolio Balances Non-Performing Loans ($ in millions) ^C&I ^Owner Occupied ^Income Producing ^Land Hold, Land Dev. & Const. ^Residential Mtg ^Consumer Net Charge-Offs

15 Commercial Real Estate Portfolio 30-89 Day Past Due Portfolio Balances ($ in millions) $856,000 average loan size 74% of all loans are less than $5 million No new land hold, land development loans since Jan. 2007 Actively declining balance - down 32% since 1-1-08 Watch List Loans ^Owner Occupied ^Income Producing ^Land Hold, Land Development & Construction

16 Commercial Real Estate Portfolio Net Charge-Offs ($ in millions) Non-Performing Loans ^Owner Occupied ^Income Producing ^Land Hold, Land Development & Construction

17 Commercial & Industrial Portfolio 30-89 Day Past Due Portfolio Balances ($ in millions) $227,000 average loan size Includes $183 million of ABL outstanding and $83 million of ABL watch list 75% of outstanding balance is loans less than $5 million ^C&I ^Small Business Watch List Loans

18 Commercial & Industrial Portfolio Net Charge-Offs ($ in millions) ^C&I ^Small Business Non-Performing Loans

19 Consumer Portfolio 30-89 Day Past Due * Portfolio Balances Non-Performing Loans * Net Charge-Offs * ($ in millions) ^Indirect ^Other Direct ^Home Equity ^Residential Mortgage * Other direct included with Home Equity

Focused on Returning to Profitability and Providing Sustained Shareholder Returns 20

Continued Focus on Core Client Growth 21 Annualized New Clients Added Annualized New Client Growth Annualized Client Attrition

22 Continue Strong Core Deposit Performance in millions 23% Increase in Core Deposits

23 Continue Efforts to Provide Effective & Efficient Client Support Efficient Client Support Efficient Client Support Created centralized credit delivery unit Developed detailed dashboard to measure key indicators, focused on consistent approval process and speed to funding Utilize dashboard information for bankers' monthly accountability session focused on pipeline, results and client management activities

24 Continue Delivering Top Tier Client Service Likelihood to Recommend Citizens * PPI Industry Average: 82 * Surveys conducted by Prime Performance (tm)

25 Continue to Seek Quality Credits Approved and Renewed Loans in millions Citizens continues to lend although loan demand has declined significantly due to uncertain economic conditions Proven expertise in small business lending as a SBA preferred lender Maintained focus on clients and prospects while managing the bank's balance sheet to preserve capital

26 Over $1.7 billion in unpledged securities No OTTI concerns Purchase only highest quality agency securities Investment Portfolio at December 31, 2010 * Taxable equivalent yield Continue Effective Management of Securities Portfolio

27 Accelerate Loan Workout Activities Continue executing on selective short sales and 3rd party direct dispositions while opportunistically pursuing bulk sales Proactively strengthened reserve levels to support acceleration efforts Actions should allow us to regain profitability for the third quarter of 2011 Net Charge-Offs Maintained Strong Reserve Levels in millions

28 Accelerate Expense Focus as We Move Through the Cycle Special Loans Workout FTE Expense Impact of Credit Workout in millions As NPAs increased through this cycle, their associated credit costs increased as well As the loan workout activities accelerate, credit workout expenses should normalize sometime in late 2011

29 Focused on returning to profitability and providing sustained shareholder returns Liquidity, capital and reserve levels have positioned us to complete our plan and provide long term TCE within acceptable industry ranges

30 Appendix

31 Upper Midwest Franchise

32 Recent Trends Highlight Core Strength (1) Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit), provision for loan losses, securities (gains)/losses, and any impairment charges (including goodwill, credit writedowns and fair-value adjustments) caused by this economic cycle. Pre-Tax Pre-Provision Profit (non-GAAP)

33 Quarterly Non-Interest Income Trends

34 Quarterly Non-Interest Expense Trends

35 Maintaining Strong Capital Levels

36 Non-GAAP Common Equity Ratios (1) Other assets deducted from Tier 1 capital and risk-weighted assets consist of intangible assets (excluding goodwill)

37 Commercial Portfolio Size Characteristics

38 Commercial Real Estate Portfolio By Collateral By Region

39 Residential Mortgage Portfolio Total Commercial & Residential Mortgage 73% $180,000 average loan size 719 refreshed FICO score 66% average original LTV 67% Adjustable rate 29% is 2005 - 2006 vintage 10% is 2007 - 2010 vintage $177,000 average loan size 717 refreshed FICO score 66% average original LTV 47% are 3/1 and 5/1 ARMs 53% is 2004 and prior vintages Foreclosures are handled by PHH; Michigan does not follow a judicial foreclosure process

40 High Quality Consumer Portfolio Home Equity Indirect Other Direct East 855.6 819.9 189.9 Home Equity $37,000 avg loan size Indirect (1) $22,700 avg loan size (1) Indirect loans are RV and marine only (no auto) Strong refreshed FICO scores 738 Home Equity 732 Indirect 717 Other Direct 27% of home equity is 2006 and 2007 vintage 24% of home equity is 2008, 2009 and 2010 vintage 40% of home equity is first lien position Indirect NPLs have been less than $2.6 million, or 0.33% of total, through the cycle Other Direct $18,600 avg loan size

41 Non-Performing Loans Commercial Real Estate $118.6 53.8% Commercial $57.8 26.2% Residential Mortgage $22.1 10.0% ($ in millions) Direct Consumer $12.5 5.7% $220.3 million or 3.5% of portfolio Indirect Consumer $1.3 0.6% Restructured Loans & 90+ Accruing $8.0 3.6% Loan loss reserve = $296 million Allowance for loan losses to NPLs = 134.4% Specific portion of allowance = $34.2 million ALLL coverage of remaining NPLs = 317%

42 Aggressive Non-Performing Asset Management Quarterly Non-Performing Asset Activity Increase in additions during 4Q10 reflects intentional activities as part of problem asset resolution plan

43